LOAN AGREEMENT

This Loan Agreement (the "Agreement") dated as of March 7, 1997, by and between TEXAS COMMERCE BANK NATIONAL ASSOCIATION a national banking association ("Bank") and the Borrower described below. In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

1. DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto:

A.   Borrower:  Peerless Mfg.  Co., a Texas Corporation
B.  Borrower's Address:2819 Walnut Hill Lane, Dallas, Texas 75229
C. Current Assets. Current Assets means the aggregate amount of all the assets of the Borrower and its Subsidiaries, on a consolidated basis, assets which would, in accordance with GAAP, properly be defined as current assets.
D.   Current  Liabilities.   Current Liabilities means  the
aggregate amount   of   all  current  liabilities  of  the
Borrower   and   its Subsidiaries,  on  a consolidated basis, as
determined in accordance with GAAP, but in any event shall include all liabilities except those having a maturity date which is more than one year from the date as of which such computation  is  being made.
E.   Hazardous  Materials. Hazardous  Materials  include  all
materials  defined  as  hazardous materials   or   substances
under  any   local,  state   or   federal environmental  laws,
rules or regulations, and  petroleum,  petroleum products,  oil and asbestos.
F. Lien. Lien shall mean any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract.
G. Loan. Any loan described in Section 2 hereof and any subsequent loan which states that it is subject to this Loan Agreement.
H. Loan Documents. Loan Documents means this Loan Agreement and any and all promissory notes executed by Borrower in favor of Bank and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with any Loan.
I. NationsBank Loan Documents means the Fifth Amended and Restated Loan Agreement dated as of February 3, 1997, between
Borrower and  NationsBank  of  Texas,  N.A.("NationsBank")   and
any and all promissory notes executed by Borrower in favor of NationsBank and all other documents, instruments, guarantees, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with any loan to NationsBank.
J. Net Income. Net Income means net profit after taxes of the Borrower and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP.
K.   Net Loss.   Net  Loss means net loss after taxes of the
Borrower and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP.
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L.  Obligations means all principal, interest and other
amountswhich are or become owing to Bank under this Note, any Application or any other Loan Document.
M. Obligor means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.
N. Person means any individual, Corporation, trust, unincorporated organization, Governmental Authority or any other form of entity.
O.  Proper Form means in form and substance  satisfactory to  the
Bank.
P. Subsidiary. Subsidiary means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than such stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both by such Person.
Q.  Accounting Terms.   All accounting  terms  not specifically
defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3.H. hereof.

2.  LOANS.

A. Before making any Loan or issuing any Letter of Credit, Bank may require satisfaction of the following conditions precedent:
(1) Bank has received the following, each duly executed and in form acceptable to Bank: (a) if requested by Bank, a Request for Loan, substantially in the form of Exhibit A, not later than one (1) Business Day before the date (which shall also be a Business Day) of the proposed Loan; (b) such other documents as Bank reasonably requires; and (c) in the case of Letters of Credit, Bank's standard form Application for the Issuance of an Irrevocable Standby Letter of Credit in form and substance acceptable to Bank and its legal counsel (each such application an "Application" and collectively, "Applications") duly executed and delivered by Borrower or Borrower and a Subsidiary, if applicable two (2) Business Days, prior to the date on which the Letter of Credit is to be issued; and (2) no Event of Default has occurred and is continuing; and (3) making the Loan or the issuance of a Letter of Credit is not prohibited by, and will not subject Bank to any penalty or onerous condition under any legal requirement as determined by Bank.

B. Loan. Bank hereby agrees to make (or has made) one or more Loans to Borrower in the aggregate principal face amount of TWO
MILLION FIVE HUNDRED   THOUSAND   AND  NO/100THS   DOLLARS
($2,500,000.00)   (the "Commitment").   The Commitment shall be
reduced by an amount equal to the sum of: (a) the face amount of all outstanding Letters of Credit; and (b) the amount of any unreimbursed drawings or other amounts owing to the Bank under or in respect of any Letter of Credit or Application; (items (a) and (b) are hereinafter collectively referred to as the "L/C Obligations") such that, on any date, the sum of (1.) all Loans outstanding on such date and (2.) all L/C
Obligations on such date, does not exceed the Commitment.. The obligation to repay the Loans is evidenced by a promissory note or notes dated March 7, 1997 (the promissory note or notes together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note") having a maturity date, repayment terms and interest rate as set forth in the Note.

i. Revolving Credit Feature. The Loan provides for a revolving line of credit (the "Line") under which Borrower may from time to time, borrow, repay and re-borrow funds.

ii. Usage Fee. Borrower will pay hereafter on May 15, 1997 and on the same day of each quarter for the period from and including the date the Line was established to and including the maturity date of the Line, a usage fee at a rate per annum of .25% of the average daily unused portion of the Line during such period. The Borrower may at any time upon written notice to the Bank permanently reduce the amount of the Line at which time the obligation of the Borrower to pay a usage fee shall thereupon correspondingly be reduced.

iii. Letter of Credit Subfeature. As a subfeature under the Line, Bank may from time to time up to and including December 12, 1997, issue letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, "Letters of Credit"); provided, however, that Bank shall have received an application ("Application" or "Applications") substantially in the form of the Bank's standard application therefor duly completed and executed by the Borrower in Proper Form not less than two (2) Business Day(s) prior to the date on which the Letter of Credit is to be issued; and provided further that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed $2,500,000.00. No Letter of Credit shall have an expiration date subsequent to December 12, 1998, unless 100% secured by a Bank CD. The undrawn amount of all Letters of Credit plus any and all amounts paid by Bank in connection with drawings under any Letter of Credit for which the Bank has not been reimbursed shall be reserved under the Commitment and shall not be available for advances thereunder. Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Line and shall be repaid in accordance with the terms of the Line; provided however, that if the Line is not available for any reason whatsoever, at the time any draft is paid by Bank, or if advances are not available under the Line in such amount due to any limitation of borrowing set forth herein, then the full amount of such drafts shall be immediately due and payable, together with interest thereon, from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at that rate of interest applicable to advances under the Line. In such event, Borrower agrees that Bank, at Bank's sole discretion may debit Borrower's deposit account with Bank for the amount of such draft. Letters of Credit shall be priced at a rate of 1.00% per annum of the face amount of the Letter of Credit.

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

A. Good Standing. Borrower and each of Borrower's Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of Texas, or in the jurisdiction in which it is organized, and has the power and authority to own its property and to carry on its business in each jurisdiction in which Borrower or Subsidiary does business.

B. Authority and Compliance. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

C.   Binding  Agreement.  This Agreement and the other Loan
Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

D.  Litigation.  There is no proceeding involving Borrower
pending or, to  the  knowledge  of  Borrower,   threatened
before any court or governmental authority, agency or arbitration authority, except as disclosed to Bank in writing and acknowledged by Bank prior to the date of this Agreement.

E. No Conflicting Agreements. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of Borrower and no provision of any existing agreement, mortgage,
indenture  or  contract  binding   on Borrower  or  affecting its
property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

F. Ownership of Assets. Borrower has good title to its assets, and its assets are free and clear of liens, except those granted to Bank and as disclosed to Bank in writing prior to the date of this Agreement.

G. Taxes. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.

H.   Financial  Statements.   The  financial  statements  of
Borrower heretofore delivered to Bank have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Borrower's financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower's financial condition or
operations  since December  31,  1996.   All factual  information
furnished by Borrower to Bank in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Bank and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

I. Place of Business. Borrower's chief executive office is located at 2819 Walnut Hill Lane, Dallas, Texas 75229.

J. Environmental. The conduct of Borrower's business operations and the condition of Borrower's property does not and
will not violate any federal  laws,  rules  or   ordinances  for
environmental protection regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

K.    Continuation   of    Representations    and   Warranties.
All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any advance under any Loan and the issuance of any Letter of Credit.

L.   Business  Purposes.   All  Loans are  for  business,
commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code and shall be for the purpose of financing accounts receivable.

M.   No  Margin  Stock.   No Loan shall be used for  the
purchase or carrying of any "margin stock" as that term is defined in Regulation "U" of the Board of Governors of the Federal Reserve System.

4. AFFIRMATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will, unless Bank, consents otherwise in writing (and without limiting any requirement of any other Loan Document).

A. Financial Condition. Maintain Borrower's financial condition as follows, determined in accordance with GAAP applied on a consistent basis throughout the period involved except to the extent modified by the following definitions:

i. Maintain a Current Ratio (defined as Current Assets divided by Current Liabilities plus Letters of Credit outstanding under the Letter of Credit Subfeature of not less than 1.0 to 1.0 for each calendar quarter.

ii.   * Net income shall be greater than $0 for  the  nine
months ending  on  March  31,  1997.      Net income shall  be
greater than $500,000 for the twelve months ending on June 30, 1997. * Net loss shall not be greater than $300,000 for the three months ending September 30, 1997.

B. Financial Statements and Other Information. Maintain a system of accounting satisfactory to Bank and in accordance with GAAP applied on a consistent basis throughout the period involved, permit Bank's officers or authorized representatives to visit and inspect Borrower's books of account and other
records at such reasonable times  and  as often   as  Bank  may
desire,  and   pay  the  reasonable  fees   and disbursements  of
any accountants or other agents of Bank selected by Bank for the foregoing purposes. Unless written notice of another location is given to Bank, Borrower's books and records will  be located  at  Borrower's chief executive office set forth
above.   All financial  statements  called for below shall be
prepared in form and content acceptable to Bank and by independent certified public accountants acceptable to Bank.

In addition, Borrower will:

i.    Furnish  to  Bank   consolidated  and  consolidating
financial statements of Borrower for each fiscal year of Borrower, within 90 days after the close of each such fiscal year.

ii.    Furnish  to  Bank   consolidated  and  consolidating
financial statements including a balance sheet and profit and loss statement) of Borrower for each quarter of each fiscal year of Borrower, within 45 days after the close of each such period.

iii.    Furnish  to  Bank  a  REPORTING  REQUIREMENTS,  COVENANTS
AND COMPLIANCE   CERTIFICATE   for   (and   executed  by   an
authorized representative  of)  Borrower  as  attached   hereto
as  Exhibit   B, concurrently  with and dated as of the date of
delivery of each of the financial statements as required in paragraphs i and ii above, containing (a) a certification that the financial statements of even date are true and
correct and that the Borrower is not  in  default under   the
terms  of  this   Agreement,  and  (b)  computations  and
conclusions,  in  such  detail as Bank may request,  with
respect  to compliance  with  this  Agreement,  and   the  other
Loan Documents, including computations of all quantitative covenants.

iv. Furnish to Bank promptly such additional information, reports and statements respecting the business operations and financial condition of Borrower and, respectively, from time to time, as Bank may reasonably request.

C.    Insurance.   Maintain  insurance   with  responsible
insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets, all to be with such companies and in such amounts as are satisfactory to Bank and providing for at least 30 days prior
notice to Bank of any cancellation thereof.   Satisfactory
evidence of such insurance will be supplied to Bank prior to funding under the Loan(s) and 30 days prior to each policy renewal.

D. Existence and Compliance. Maintain its existence, good standing and qualification to do business, where required and comply with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions.

E. Adverse Conditions or Events. Promptly advise Bank in writing of (i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower's financial condition or operations or Bank's rights under the Loan Documents, (ii) any litigation filed by or against Borrower, (iii) any event that has occurred that would constitute an event of default under any Loan Documents and (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage.

F. Taxes and Other Obligations. Pay all of its taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

G.   Maintenance.   Maintain  all  of its tangible  property  in
good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like necessary for the operation of its business.

H. Environmental. Immediately advise Bank in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Borrower's business operations; and (ii) all claims made or threatened by any third party against
Borrower relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower shall immediately notify Bank of any remedial action taken by Borrower with respect to Borrower's business
operations.   Borrower will  not use or permit any other party to
use any Hazardous Materials at any of Borrower's places of business or at any other property owned by Borrower except such materials as are incidental to Borrower's normal course of business, maintenance and repairs and which are handled
in  compliance  with   all  applicable  environmental  laws.
Borrower agrees to permit Bank, its agents, contractors and employees to enter and inspect any of Borrower's places of business or any other property of Borrower at any reasonable times upon three (3) days prior notice for the purposes of conducting an environmental investigation and audit (including taking physical samples) to insure that Borrower is complying with this covenant and Borrower shall reimburse Bank on demand for the costs of any such environmental investigation and
audit.    Borrower  shall  provide   Bank,  its  agents,
contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrowers business operations within five (5) days of the request therefore.

I.   Collateral.   This  Loan  Agreement   and  all  Applications
are presently  unsecured.   Borrower  agrees to provide  Bank  a
security interest in any collateral which is hereafter pledged by Borrower to secure other indebtedness for borrowed money, such security interest to be pari passu with the security interest granted to another lender; provided however, that with respect to letters of credit issued by NationsBank or other lender which are cash secured, this provision shall mean that letters of credit issued by Bank on similar terms and conditions
(i.e.   letter  of credit expiry date extends  beyond  the
maturity date of a line of credit) shall also be cash secured and not that Bank shall share in the cash collateral securing such letters of credit.

5. Negative Covenants. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will not, without the prior written consent of Bank (and without limiting any requirement of any other Loan Documents):

Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will not, without the prior written consent of Bank (and without limiting any requirement of any other Loan Documents):

A. Make an investment in, or loan or advance, to any Subsidiary, including but not limited to Peerless International N.V., Peerless Europe B.V., and Peerless Europe Ltd., that would cause the aggregate amount of investments, loans or advances in subsidiaries to exceed $2,000,000 at any time.

B.    Extend  loans  or  advances   to  any  individual,
partnership corporation or other entity not considered in the normal course of Borrower's business.

C. Sell, lease, assign or otherwise dispose of or transfer any assets, except in the normal course of its business, or enter into any merger or consolidation, or transfer control or ownership of Borrower or form or acquire any subsidiary.

D. Fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise.

E. Create, incur, assume or become liable in any matter for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt of another, or otherwise) except for normal trade debts incurred in the ordinary course of Borrower's business, and except for existing indebtedness disclosed to Bank in writing prior to the date of this agreement.

F. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted.

G. Amend, modify or restate the NationsBank Loan Documents as they exist on March 7, 1997.

6.   DEFAULT.   Borrower shall be in default under this Agreement
and under each of the other Loan Documents if it shall default in the payment of any amounts due and owing under the Loan or should it fail to timely and properly observe, keep or perform any term, covenant, agreement or condition in any Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure debt, mortgage, assignment or other contract securing or evidencing payment of any indebtedness of Borrower to Bank or any affiliate or subsidiary of Texas Commerce Bank National Association.

7. REMEDIES UPON DEFAULT. If an event of default shall occur, Bank shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity.

8.   NOTICES.   All  notices, requests or demands which any
party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

Borrower:   Peerless Mfg.  Co.
Attention:  Sherrill Stone
2819 Walnut Hill Lane, Dallas, Texas 75229

Bank:   Texas Commerce Bank National Association
Attention:  David  L. Howard
2200 Ross Avenue
P.O.  Box 660197
Dallas, TX 75266-0197

or to such other address as any party may designate by written notice to the other party. Each such notice request and demand shall be deemed given or made as follows:

A. If sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid;
B.  If sent by any other means, upon delivery.

9. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Bank immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel if permitted byapplicable law), incurred by Bank in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, and (b) all other costs and attorneys' fees incurred by Bank for which Borrower is obligated to reimburse Bank in accordance with the Terms of the Loan Documents.

10. MISCELLANEOUS. Borrower and Bank further covenant and agree as follows, without limiting any requirement of any other
Loan Document:

A. Cumulative Rights and No Waiver. Each and every right granted to Bank under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate
and  notice  of acceleration.   No notice to or demand on
Borrower in any case shall, of itself entitle Borrower to any other future notice or demand in similar or other circumstances.

B.    Applicable  Law.   This  Loan   Agreement  and  the  rights
and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of Texas and applicable United States federal law.

C. Amendment. No modification, consent, amendment or waiver of any provision of this Loan Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specified instance and for the purpose for which given. This Loan Agreement is binding upon Borrower, its successors and assigns, and inures to
the benefit of  Bank,  its  successors  and assigns;   however,
no assignment or other transfer of Borrower's rights or obligations hereunder shall be made or be effective without Bank's prior written consent, nor shall it relieve Borrower of
any obligations  hereunder.   There is no third party beneficiary
of  this Loan Agreement.

D. Documents. All documents, certificates and other items required under this Loan Agreement to be executed and/or delivered to Bank shall be in form and content satisfactory to Bank and its counsel.

E.   Partial  Invalidity.   The enforceability or  invalidity  of
any provision of this Loan Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

F.   Indemnification.   Notwithstanding  anything   to  the
contrary contained in Section 10(G), Borrower shall indemnify, defend and hold Bank and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to actual or
threatened   damage  to  the   environment,   agency   costs   of
investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous Materials, arising from Borrower's business operations, any other property owned by Borrower or in the surface or ground water arising from Borrower's business operations, or gaseous emissions arising from Borrower's business operations or any other condition existing or arising from Borrower's business operations resulting from the use or existence of Hazardous

Materials, whether such claim proves to be true or false. Borrower further agrees that its indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of the Borrower, regardless of whether the Borrower has paid the employee under the workmen's compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of the Borrower, the Bank, and of any third parties. The Borrower's obligations under this paragraph shall survive the repayment of the Loan and any deed in lieu of foreclosure or foreclosure of any Deed to Secure Debt, Deed of Trust, Security Agreement or Mortgage securing the Loan.

G.   Survivability.   All covenants, agreements,  representations
and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and affect so long as the Loan is outstanding or the obligation of the Bank to make any advances under the Line shall not have expired.

12.   ARBITRATION.   ANY  CONTROVERSY OR CLAIM BETWEEN  OR  AMONG
THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING
ANY CLAIM BASED ON OR ARISING  FROM  AN  ALLEGED  TORT,   SHALL
BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE
STATE LAW), THE RULES  OF  PRACTICE  AND PROCEDURE   FOR   THE
ARBITRATION    OF   COMMERCIAL   DISPUTES   OF J.A.M.S./ENDISPUTE
OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S.
WHO WILL  APPOINT AN  ARBITRATOR;   IF  J.A.M.S.  IS UNABLE OR
LEGALLY  PRECLUDED  FROM ADMINISTERING   THE  ARBITRATION,  THEN
THE   AMERICAN   ARBITRATION ASSOCIATION  WILL  SERVE.  ALL
ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR
(III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF

HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
(C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR
DOCUMENT.   NEITHER  THIS EXERCISE OF SELF HELP REMEDIES  NOR
THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

13. NO ORAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

BORROWER:  PEERLESS MFG.  CO.


By: /s/ Kent J. Van Houten (Seal)
Name:   Kent J. Van Houten
Title:  Chief Financial Officer
          [Corporate Seal]


BANK:  TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By: /s/ David L. Howard (Seal)
Name:   David L. Howard
Title:  Vice President


If the Borrower is a corporation, the signature should be attested by the Secretary or Assistant Secretary of the corporation and the corporate seal affixed.


Attest: /s/ Kent J. Van Houten (Seal)
Name:       Kent J. Van Houten
Title:      Secretary/Treasurer